Exhibit 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED

MASTER DISBURSEMENT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER DISBURSEMENT AGREEMENT (this “Amendment”) is made and entered into as of October 19, 2009, by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Company”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Bank Agent (the “Bank Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Disbursement Agent (the “Disbursement Agent”), with respect to the following:

Recitals

A. Disbursement Agreement. The undersigned are parties to that certain Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007, as amended by that certain First Amendment to Amended and Restated Master Disbursement Agreement, dated as of October 31, 2007, as amended by that certain Second Amendment to Amended and Restated Master Disbursement, dated as of November 6, 2007, and as amended by Section 7(a) of that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009 (the “Existing Agreement”, and as amended hereby, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), among the Company, the Bank Agent and the Disbursement Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

B. Senior Secured Notes. The Company, Wynn Las Vegas Capital Corp., a Nevada corporation (together with the Company, the “Issuers”), U.S. Bank National Association, in its capacity as indenture trustee, and certain other signatories thereto have entered into that certain Indenture (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Senior Secured Notes Indenture”), dated as of the date hereof, pertaining to the 7 7/8% First Mortgage Notes due 2017 issued by the Issuers in the aggregate principal amount of $500,000,000 (together with any other notes issued from time to time under the Senior Secured Notes Indenture, the “Senior Secured Notes”), which Senior Secured Notes Indenture constitutes a “Permitted Additional Senior Secured Debt Agreement” under the Intercreditor Agreement.

C. Amendment. The undersigned desire to amend the Disbursement Agreement in connection with the issuance of the Senior Secured Notes.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. AMENDMENTS.

a. Section 5.14.1 of the Existing Agreement is hereby amended by deleting the words “Loans and the 2014 Notes in accordance with the Bank Credit Agreement and the 2014 Notes Indenture”, where such words appear therein, and replacing them with the following:

“Loans, the 2014 Notes and the Senior Secured Notes in accordance with the Bank Credit Agreement, the 2014 Notes Indenture and the Senior Secured Notes Indenture”.

b. Section 6.6 of the Existing Agreement is hereby amended by deleting the words “and the 2014 Notes Indenture Trustee”, where such words appear therein, and replacing them with the following:

“, the 2014 Notes Indenture Trustee and the Senior Secured Notes Indenture Trustee”.

c. Section 7.1. of the Existing Agreement is hereby amended by deleting Section 7.1.1 thereof in its entirety and replacing it with the following:

“7.1.1 Other Financing Documents. The occurrence of an “Event of Default” under and as defined in the (a) Bank Credit Agreement, (b) 2014 Notes Indenture or (c) Senior Secured Notes Indenture.”

d. Section 7.2 of the Existing Agreement is hereby amended by adding the following sentence at the end of the last paragraph thereof:

“Any cure or waiver of any “Event of Default” under the Senior Secured Notes Indenture that is effective under the terms of the Senior Secured Notes Indenture shall automatically cure an Event of Default under clause (c) of Section 7.1.1.”

e. Exhibit A to the Existing Agreement is hereby amended by amending the following definitions contained therein as follows:

i. The definition of “Collateral Agency Agreement” is hereby amended by inserting the words “, the Senior Secured Notes Indenture Trustee” immediately after the words “2014 Notes Indenture Trustee”, where such words appear therein.

ii. The definition of “Financing Agreements” is hereby amended by (x) inserting the words “, the Senior Secured Notes Indenture, the Senior Secured Notes” immediately after the words “2014 Notes”, where such words appear therein, and (y) inserting the words “, the Senior Secured Notes Indenture Trustee” immediately after the words “2014 Notes Indenture Trustee”, where such words appear therein.

iii. The definition of “Funding Agents” is hereby amended by inserting the words “, the Senior Secured Notes Indenture Trustee” immediately after the words “the Bank Agent”, where such words appear therein.

iv. The definition of “Intercreditor Agreement” is hereby amended by deleting the words “and the Collateral Agent”, where such words appear therein, and replacing them with the following:

“the other Project Credit Parties (as defined therein) from time to time party thereto, including the Senior Secured Notes Indenture Trustee, and the Collateral Agent.”

v. The definition of “Lender” is hereby amended by inserting the words “, the Senior Secured Noteholders” immediately after the words “Bank Lenders”, where such words appear therein.

vi. The definition of “Obligations” is hereby amended by inserting the words “, the Senior Secured Notes” immediately after the word “Loans”, where such word appears therein.

vii. The definition of “Permitted Liens” is hereby amended by inserting the words “, the Senior Secured Notes Indenture” immediately after the words “Bank Credit Agreement”, where such words appear therein.

viii. The definition of “Phase II Final Completion” is hereby amended by inserting the words “, the Senior Secured Notes Indenture Trustee’s” immediately after the words “Bank Agent’s”, where such words appear in clause (d) thereof.

ix. The definition of “Secured Parties” is hereby amended by inserting the words “, the Senior Secured Notes Indenture Trustee, the Senior Secured Noteholders” immediately after the words “2014 Noteholders”, where such words appear therein.

x. The definition of “Security Documents” is hereby amended by inserting the words “, the Senior Secured Notes Environmental Indemnity Agreements” immediately after the words “the 2014 Notes Environmental Indemnity Agreements”, where such words appear therein.

f. Exhibit A to the Existing Agreement is hereby further amended by adding the following definitions thereto in appropriate alphabetical order:

i. “Senior Secured Noteholders” means the holders of the Senior Secured Notes from time to time.

ii. “Senior Secured Notes” means the 7 7/8% First Mortgage Notes Due 2017 issued by the Company and Capital Corp. pursuant to the Senior Secured Notes Indenture and any exchange notes related thereto as contemplated by the Senior Secured Notes Indenture.

iii. “Senior Secured Notes Environmental Indemnity Agreements” means those certain Indemnity Agreements, dated as of October 19, 2009, made by each of the Company, Wynn Golf and Wynn Sunrise for the benefit of the Senior Secured Notes Indenture Trustee and certain other indemnified parties.

iv. “Senior Secured Notes Indenture” means that certain Indenture, dated as of October 19, 2009, among the Company, Capital Corp., the guarantors signatory thereto, and the Senior Secured Notes Indenture Trustee, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

v. “Senior Secured Notes Indenture Trustee” means U.S. Bank National Association, in its capacity as the initial trustee under the Senior Secured Notes Indenture, and its successors in such capacity.

2. MISCELLANEOUS. Except as set forth in this Amendment, all other terms and provisions of the Existing Agreement remain unmodified and in full force and effect. This Amendment shall be governed by the laws of the State of New York of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such state without regard to the conflict of law rules thereof other than Section 5-1401 of the New York General Obligations Law. In the event that any term or provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term or provision is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term or provision contained herein. This Amendment may be executed in any number of counterparts and when signed by all of the parties hereto shall constitute a single binding agreement. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

WYNN LAS VEGAS, LLC, a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Matt Maddox
		Name:	Matt Maddox
		Title:	Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to

Amended and Restated Master Disbursement Agreement]

BANK AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Cole
Name:	Mary Kay Cole
Title:	Managing Director

By:	/s/ Frank Fazio
Name:	Frank Fazio
Title:	Managing Director

DISBURSEMENT AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Cole
Name:	Mary Kay Cole
Title:	Managing Director

By:	/s/ Frank Fazio
Name:	Frank Fazio
Title:	Managing Director

[Signature Page to Third Amendment to

Amended and Restated Master Disbursement Agreement]